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                                   EXHIBIT 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-70910) pertaining to the Peabody Western-UMWA 401(k) Plan of our report dated May 16, 2003, with respect to the financial statements and schedule of the Peabody Western-UMWA 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                /s/ ERNST & YOUNG LLP
                                                --------------------------------
                                                Ernst & Young LLP

St. Louis, Missouri
June 20, 2003

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